SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                         GRANDSOUTH BANCORPORATION
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                (Name of Registrant as Specified In Its Charter)



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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid


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     Fee paid previously with preliminary materials

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.:_________________________

     3)   Filing Party:_________________________________________________________

     4)   Date Filed:___________________________________________________________

                                                              Preliminary Copies


                            GrandSouth Bancorporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the 2009 Annual Meeting of the Shareholders of GrandSouth Bancorporation will be held at the offices of GrandSouth Bank at 381 Halton Road, Greenville, South Carolina, on Wednesday, June 17, 2009, at 5:00 p.m., for the following purposes:

          (1)  To elect eight directors to each serve a one-year term;

          (2) To vote on approval of the GrandSouth Bancorporation 2009 Stock Option Plan;

          (3) To vote on a nonbinding proposal to approve the compensation of our executive officers named in the Summary Compensation table of the accompanying proxy statement; and

          (4) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on May 5, 2009, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

         Returning the signed proxy will not prevent a record owner from voting in person at the meeting.

         Enclosed are the Company's 2009 Proxy Statement and the Company's 2008 Annual Report to Shareholders.

                                          By Order of the Board of Directors



May 15, 2009                              Ronald K. Earnest
                                          President

                                                              Preliminary Copies


                            GrandSouth Bancorporation
                                 381 Halton Road
                        Greenville, South Carolina 29607

                                 PROXY STATEMENT

         We are providing this proxy statement to our shareholders in connection with the solicitation of proxies by the Board of Directors of GrandSouth Bancorporation for use at our 2009 Annual Meeting of Shareholders to be held on Wednesday, June 17, 2009 at 5:00 p.m. at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina, and at any adjournment or adjournments thereof. Throughout this Proxy Statement, we use terms such as "we," "us," "our" and "our Company" to refer to GrandSouth Bancorporation and terms such as "you" and "your" to refer to our shareholders.

         A Notice of Annual Meeting is attached to this proxy statement and a form of proxy is enclosed. We first began mailing this proxy statement to shareholders on or about May 15, 2009. We are paying the costs of this solicitation of proxies and other expenses associated with the Annual Meeting of Shareholders. The only method of solicitation we will use, other than the mail, is personal contact, including by telephone, or other electronic means by our directors, officers and regular employees, who will not be specially compensated. We intend to request that brokerage houses, nominees, fiduciaries and other custodians forward solicitation materials to beneficial owners of our common stock and obtain their voting instructions, if necessary, and we will reimburse them for their expenses.

                             PURPOSE OF THE MEETING

         The purpose of our 2009 Annual Meeting of Shareholders is to elect eight directors of our Company, to vote on approval of the 2009 Stock Option Plan, to vote on a nonbinding proposal to approve the compensation of our executive officers named in the Summary Compensation table of the accompanying proxy statement, and to act upon such other matters as may properly come before the meeting or any adjournment thereof.

                                VOTING PROCEDURES
Voting

         If you hold your shares of record in your own name, you can vote your shares by marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record, you can also attend the Annual Meeting and vote in person. If you hold your shares in street name with a broker or other nominee, you can direct their vote by submitting voting instructions to your broker or nominee in accordance with the procedure on the voting card provided by your broker or nominee. If you hold your shares in street name, you may attend the Annual Meeting, but you may not vote in person without a proxy appointment from a shareholder of record.

Revocability of Proxy

         If you hold your shares of record in your own name and execute and deliver a proxy, you may revoke the proxy at any time before it is voted (1) by mailing or delivering written notice of revocation to Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607; (2) by submitting a proxy having a later date; (3) by appearing at the meeting and giving notice of revocation to the corporate officers responsible for maintaining the list of shareholders; or (4) by giving notice of such revocation in open meeting of the shareholders. Your attendance at the Annual Meeting will not in itself, constitute revocation of a proxy. However, if you are a record shareholder and desire to do so, you may attend the meeting and vote in person, in which case the proxy will not be used. If you hold your shares in street name with a broker or other nominee you may change or revoke your proxy instructions by submitting new voting instructions to the broker or other nominee.

Quorum, Votes Required and Method of Counting Votes

         You are only entitled to notice of and to vote at the Annual Meeting if you were a record shareholder of our common stock on May 5, 2009 (the "record date"). On that date, we had outstanding 3,573,695 shares of our common stock,


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

no par value per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting.

         A majority of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the Annual Meeting. "Plurality" means that if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for the positions to be filled would be elected as directors. Because the number of nominees for election at the 2009 Annual Meeting is the same as the number of positions to be filled, we expect that all of the Board of Directors' nominees will be elected. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors.

         If a quorum is present, the 2009 Stock Option Plan, the nonbinding proposal for shareholder approval of executive compensation, and all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. Abstentions and broker non-votes will have no effect on the vote on any of these matters.

Actions to be Taken by the Proxies

         Our Board of Directors selected the persons named as proxy agents on the enclosed proxy form. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted in the manner specified. Unless you specify otherwise, the proxies will be voted "FOR" election of the eight director nominees proposed by our Board of Directors, "FOR" approval of the GrandSouth Bancorporation 2009 Stock Option Plan, and "FOR" the nonbinding proposal for shareholder approval of executive compensation. Our Board of Directors is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, the persons named in the proxy intend to vote on such matters in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         If you wish to submit proposals for the consideration of the shareholders at our 2010 Annual Meeting you may do so by sending them in writing to Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. You must send or deliver such written proposals in time for us to receive them prior to January 15, 2010, if you want us to include them, if otherwise appropriate, in our proxy statement and form of proxy relating to that meeting. If we do not receive notice of a shareholder proposal prior to March 31, 2010, the persons named as proxy agents in the proxy materials relating to the 2010 Annual Meeting will use their discretion in voting the proxies when the proposal is raised at that meeting.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, eight directors are to be elected to hold office until the 2010 Annual Meeting of Shareholders, or until their successors are


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duly  elected  and  qualify  to  serve.  Pursuant  to our  bylaws,  the Board of
Directors  acts  as  a  nominating  committee.   The  Board  has  nominated  for
re-election Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett, Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., S. Blanton Phillips, and J. Calhoun Pruitt, Jr., each of whom is presently serving as a director.

         The persons named in the enclosed form of proxy intend to vote "FOR" the election as directors of Messrs. Earnest, H. Garrett, M. Garrett, Gault, Gross, Howard, Phillips and Pruitt. Unless a contrary specification is indicated, the enclosed form of proxy will be voted "FOR" such nominees. In the event that any such nominee is not available to serve by reason of any unforeseen contingency, then the persons acting as proxy agents intend to vote, in his stead, for such person as the Board of Directors may recommend.

                            MANAGEMENT OF THE COMPANY
Directors

                                Positions with    Director                     Business Experience for
        Name (Age)                the Company       Since                        the Past Five Years
        ----------                -----------       -----                        -------------------
Ronald K. Earnest (54)           President and      1998*         Our President and Chief Operating Officer since
                                   Director                       October 2000; President and Chief Executive Officer of
                                                                  GrandSouth Bank since October 2000.

Harold E. Garrett (40)             Director         1998*         Owner, Garrett's Discount Golf Carts, Fountain Inn,
                                                                  South Carolina.

Mason Y. Garrett (66)          Chairman and Chief   1998*         Our Chairman and Chief Executive Officer since October
                                Executive Officer                 2000.

Michael L. Gault (53)              Director         1998*         Owner, Gault's Service Center, Fountain Inn, South
                                                                  Carolina (food mart - service station).

Baety O. Gross, Jr. (61)           Director         1998*         Attorney, Simpsonville, South Carolina.

S. Hunter Howard, Jr. (55)         Director         2000*         Corporate Advisory Partner, Scott McElveen, LLP,
                                                                  Certified Public Accountants, since November, 2008;
                                                                  President and Chief Executive Officer, South Carolina
                                                                  Chamber of Commerce, Columbia, South Carolina, until
                                                                  October, 2008.

S. Blanton Phillips (40)           Director         2001          Owner and Chief Executive Officer, BPS, Inc. since
                                                                  2002 (temporary staffing firm).

J. Calhoun Pruitt, Jr. (59)        Director         2006          Attorney, Pruitt and Pruitt, Anderson, South Carolina.

* Includes service as a director of GrandSouth Bank before we acquired the Bank on October 2, 2000.

         Harold E. Garrett and John B. Garrett are the sons of Mason Y. Garrett. Otherwise, none of the executive officers or directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         Our executive officers are Ronald K. Earnest and Mason Y. Garrett. Information about Messrs. Earnest and Garrett is set forth above under "Directors." Although he has not been designated as one of our executive officers, John B. Garrett (age 38) is our principal financial officer and the principal financial officer of our Bank. Mr. Garrett has served in those positions since 2000.


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


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table shows information as of May 5, 2009 about shares of our common stock beneficially owned by each of our directors and director nominees and each officer named in the Summary Compensation Table. Except as otherwise indicated, to management's knowledge, all shares are owned directly with sole voting power. Other than as shown below, no persons were known by management to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Commission, of 5% or more of our common stock.

       Name of Beneficial Owner              Amount and Nature of     Percent of
         (and address of 5% owners)          Beneficial Ownership        Class
       ----------------------------          --------------------        -----

       Ronald K. Earnest                           225,680 (1)            6.0
         381 Halton Road
         Greenville, S.C.
       Harold E. Garrett                           143,204 (2)            4.0
         Fountain Inn, S.C.
       Mason Y. Garrett                            656,895 (3)           18.1
         381 Halton Road
         Greenville, S. C.
       John B. Garrett                             110,824 (4)            3.1
         Greenville, S.C.
       Michael L. Gault                             65,275 (5)            1.8
         Fountain Inn, S.C.
       Baety O. Gross, Jr.                          40,809 (6)            1.1
         Simpsonville, S.C.
       S. Hunter Howard, Jr.                        19,872 (7)              *
         Columbia, S.C.
       S. Blanton Phillips                          15,174 (8)              *
         Fountain Inn, S.C.
       J. Calhoun Pruitt, Jr.                        2,100 (9)              *
         Anderson, S.C.                           ________

       All Directors and executive               1,278,333 (10)          35.8
       officers as a group
       (9 persons)
*Less than 1%.

(1)   Includes currently exercisable options to purchase 61,209 shares.
(2) Includes 4,296 shares held by Mr. Garrett's wife as to which Mr. Garrett disclaims beneficial ownership; 2,223 shares held by Mr. Garrett as custodian for his daughter and 6,519 shares held by Mr. Garrett as custodian for his son; and currently exercisable options to purchase 3,300 shares. Of the total shares beneficially owned by Mr. Garrett, 113,100 are pledged as collateral.
(3) Includes currently exercisable options to purchase 61,209 shares; 175,062 shares owned by Mr. Garrett's wife, as to which Mr. Garrett disclaims beneficial ownership; 26,116 shares held by Mr. Garrett as custodian for his son; 2,223 shares held by Mr. Garrett as custodian for his step-daughter; and 61,492 shares held by Mr. Garrett as custodian for his brother. Of the total shares beneficially owned by Mr. Garrett, 152,265 are pledged as collateral.
(4) Includes currently exercisable options to purchase 9,950 shares; 2,019 shares owned by Mr. Garrett's wife, as to which Mr. Garrett disclaims beneficial ownership; and 8,514 shares held by Mr. Garrett as custodian for his sons. Of the total shares beneficially owned by Mr. Garrett, 67,436 are pledged as collateral.
(5) Includes currently exercisable options to purchase 3,300 shares; and 60,875 shares held by Mr. Gault's wife and children, as to which Mr. Gault disclaims beneficial ownership.


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

(6) Includes currently exercisable options to purchase 3,300 shares; and 19,061 shares held by Mr. Gross' wife and children, as to which Mr. Gross disclaims beneficial ownership.
(7)  Includes currently exercisable options to purchase 3,300 shares.
(8) Includes currently exercisable options to purchase 3,300 shares. Of the total shares beneficially owned by Mr. Phillips, 10,795 are pledged as collateral.
(9)  Includes currently exercisable options to purchase 1,100 shares.
(10) Includes currently exercisable options to purchase 308,794 shares.

                               GOVERNANCE MATTERS

Director Independence

         Our Board of Directors has determined that none of Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., S. Blanton Phillips, or J. Calhoun Pruitt, Jr. has a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each such director is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented (the "Nasdaq Rules"). As disclosed under "Certain Relationships and Related Transactions" our independent directors and some of their affiliates from time to time have loan and deposit and other banking relationships with, or provide legal services to, our Bank. Our Board does not consider these relationships to compromise our directors' independence.

Director Attendance at Board and Committee Meetings and Shareholder Meetings

         During the last fiscal year, ending December 31, 2008, our Board of Directors met 12 times, including regular and special meetings. Each director attended at least 75% of the meetings of the Board and committees of which he was a member during 2008.

         We encourage, but do not require, our directors to attend our annual meetings of shareholders. Last year, all of our directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Nominating Committee

         Our Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on our size, the small geographic area in which we do business and the desirability of directors being a part of the communities we serve and familiar with our customers, our Board of Directors does not believe we would derive any significant benefit from a separate nominating committee. Messrs. Earnest, H. Garrett and M. Garrett are not independent as defined in the Nasdaq Rules. We do not have a Nominating Committee charter.

Audit Committee

         We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Our Audit Committee is comprised of Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., S. Blanton Phillips, and J. Calhoun Pruitt, all of whom are non-employee directors. Each member of the Audit Committee is independent as defined in the Nasdaq Rules. Our Audit Committee is responsible for appointment of the independent auditors and oversees the internal and external audit function. We do not have an Audit Committee charter. The Audit Committee met twice in 2008.

Compensation Committee

         Our Board of Directors does not have a separate executive compensation committee or a compensation committee charter. Rather, the entire Board of Directors acts as an executive compensation committee, and each director, including our Chairman and Chief Executive Officer, participates in consideration of director and executive officer compensation. Because of the


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

relatively small size of our Board of Directors, and because of the deference we accord to our Chairman and Chief Executive Officer and our President (both of whom are directors) with respect to compensation determinations, we do not believe we would derive any significant benefit from having a separate compensation committee. Our Board has delegated to Mr. Earnest authority to make compensation decisions with respect to Mr. J.B. Garrett's compensation. Our
Board has also delegated responsibility for administering parts of our compensation programs to our Human Resources Department. However, our Board has complete ultimate authority over executive officer and director compensation and does not otherwise delegate that authority to any other persons or group of persons. Messrs. Earnest, H. Garrett and M. Garrett are not independent as defined in the Nasdaq Rules. We do not use compensation consultants.

Director Nomination Process

         In recommending director candidates, our Board takes into consideration such factors as it deems appropriate based on our current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, interpersonal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board as a Board of Directors' nominee candidates our shareholders recommend if the shareholders comply with the following requirements. If you wish to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, you must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to our Chairman at our address and must be received no later than January 15 in any year for a potential candidate to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates you recommend that comply with these requirements will receive the same consideration that the Board of Directors' candidates receive.

         Director candidates you recommend will not be considered for recommendation by the Board as potential Board of Directors' nominees if your recommendations are received later than January 15 in any year. However, you may nominate director candidates yourself for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of our existing management, must be made in writing and must be delivered or mailed to our President not less than 90 days prior to any meeting of shareholders called for the election of directors. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee. No other nominations have been made for the 2009 Annual Meeting.

Shareholder Communications with the Board of Directors

         If you wish to send communications to the Board of Directors you should mail them addressed to the intended recipient by name or position in care of:
Corporate Secretary, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the


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

Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to each of the non-employee directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers and certain individuals are required to report periodically their beneficial ownership of our common stock and any changes in beneficial ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to us and any representations made to us, it appears that all such reports for these persons were filed in a timely fashion during 2008.

                             MANAGEMENT COMPENSATION

Executive Compensation

         The following table shows information about compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and our President during 2008.

                           SUMMARY COMPENSATION TABLE

Name                                   Year      Salary       Bonus     Option       Nonquali-    All             Total
and                                                ($)         ($)      Awards       fied         Other            ($)
Principal                                                                 ($)(1)     Deferred     Compen-
Position                                                                             Compensa-    sation
                                                                                     tion         ($)(2)
                                                                                     Earnings
                                                                                         ($)
-------------------------------        ----      ---------    -------   ------       ---------    ---------     --------
Mason Y. Garrett                       2008      $100,000     $     -    $21,280      $     -       $13,750     $135,030
    Chairman of the Board              2007      $100,000           -    $21,877            -       $17,434     $139,311
    and Chief Executive Officer

Ronald K. Earnest                      2008      $278,250     $     -    $21,280      $51,993       $25,658     $377,181
    President and Chief                2007      $265,000     $35,000    $21,877      $ 3,794       $25,210     $350,881
    Operating Officer

J. B. Garrett                          2008      $ 94,500      $4,000    $10,356      $     -       $ 8,253     $117,109
    Senior Vice President              2007      $ 90,000      $7,500    $10,486            -       $ 7,928     $115,914
    and Chief Financial Officer

(1) The assumptions made in valuation of option awards are set forth in Note 1 to our audited financial statements for the year ended December 31, 2008, which are included in our Form 10-K for the year ended December 31, 2008 and in our 2008 Annual Report to Shareholders. The amounts shown in this column are the dollar amounts recognized for financial statement reporting purposes with respect to 2008 in accordance with Financial Accounting Standard 123R, and do not represent cash payments to the persons named or amounts that they may realize in the future.
(2) Includes our 2008 contributions to the Bank's 401(k) Plan on behalf of Messrs. M. Garrett, J. Garrett and Earnest, respectively; premiums we paid for medical insurance, disability insurance and life insurance for each of Messrs. M. Garrett, J. Garrett and Earnest; country club and eating club dues and expenses paid on behalf of Messrs. M. Garrett and Earnest; and the aggregate incremental cost to us of providing automobiles to Messrs. M. Garrett and Earnest as follows:

                                                          Medical and                                   Automobiles
                                     401(K)          Disability Insurance       Life Insurance         and Club dues
                                     ------          --------------------       --------------         -------------
    M. Garrett                      $     -               $4,320                  $1,188                 $8,810
    R. Earnest                       11,130                4,320                   1,398                  8,810
    J. Garrett                        3,782                4,320                     150                      -

Overview of Executive Compensation Objectives

         The following discussion provides information about compensation decisions for Mason Y. Garrett, our Chief Executive Officer, and Ronald K. Earnest, our President and Chief Operating Officer, who are our only designated executive officers, as well as for John B. Garrett, our Senior Vice President and Chief Financial Officer and our next most highly compensated senior officer, but whom we have not designated as an executive officer. (Although John B. Garrett is not designated as an executive officer, we use the term "executive officers" throughout this discussion to refer to Messrs. M.
Garrett, Earnest and J.B. Garrett.)

         Executive Compensation Objectives

         Our Board of Directors sets executive officer compensation, and has historically followed an informal policy of providing our executive officers with a total compensation package consisting of salary, bonuses, insurance and other benefits, and stock options. The Board's objectives in setting executive compensation are:

          o    to  attract,  motivate  and retain  talented  and  dedicated  key executives;
          o to set salaries and benefits and, from time to time, award options, at competitive levels designed to foster a team-orientation toward achievement of our business objectives and to encourage our executive officers to perform at their highest levels in order to increase earnings and value to shareholders; and
          o where appropriate, to award bonuses and increase salaries to reward our executive officers for performance.

         Compensation is designed to reward our individual executive officers both for their personal performance and for performance of our Company with respect to growth in assets and earnings, expansion and increases in shareholder value. The Board has not historically set specific advance goals for personal or corporate performance. The Board makes its decisions about allocations between long-term and current compensation, allocations between cash and non-cash compensation, and allocations among various forms of compensation, in its discretion based on the Board's subjective assessment of how these allocations will best meet the Board's overall compensation goals outlined above.

         Components of Executive Compensation

         During 2008, compensation for our executive officers consisted primarily of three key components: base salary, bonuses and option awards. We also provide various additional benefits to executive officers, including health, life and disability plans, retirement plans, employment and change of control arrangements, and perquisites. As reported in the Summary Compensation table, for 2008, base salary comprised approximately 75% of total executive officer compensation, bonuses comprised approximately 1% of total executive officer compensation, option awards comprised approximately 8% of total executive officer compensation, plan benefits comprised approximately 8% of total executive officer compensation, and perquisites comprised approximately 8% of total executive officer compensation. The Board of Directors based its decisions to allocate executive officer compensation in this manner on its subjective assessment of how such allocation would meet our goals of remaining competitive and of linking compensation to our corporate performance and individual executive officer performance.

         Factors Considered in Setting Compensation

         At least annually, our President discusses his proposed compensation with our Chief Executive Officer, and makes recommendations with respect to the various elements and amounts of compensation that he believes are appropriate based on our overall financial performance and the extent to which we have met our financial goals, our compliance with applicable regulatory requirements, and our President's personal performance in helping us achieve our goals. In the context of his compensation discussions with our Chief Executive Officer, our President may also refer to information about types and amounts of compensation awarded to executive officers of other financial institutions in our market area and in the southeast, which he derives from proxy statements for such institutions and other publicly available sources. He provides this information for comparison purposes only, and not with the intention that compensation of such other executive officers should be used to create target levels for his compensation. Based on these discussions, our President and Chief Executive Officer negotiate a mutually agreeable compensation package for our President, which our Chief Executive Officer then presents to the Board for its consideration. Historically, the Board has deferred to these recommendations and has approved the compensation proposed for our President. Similarly, our Chief Executive Officer makes annual recommendations to our Board with respect to the various elements and amounts of compensation that he believes are appropriate for him. The Board has also historically deferred to these recommendations and approved the proposed compensation for our Chief Executive Officer. In approving the proposed compensation, our Board also has taken into consideration Mr.
Garrett's and Mr. Earnest's knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as an executive officer, as well as the Board's perception of the fairness of the compensation paid to them in relation to what we pay our other officers. In particular, the Board has taken into account that Mr. Earnest and Mr. Garrett, both of whom have been with us since we organized, have been largely responsible for our growth and performance over the past nine years.

         The Board has delegated to Mr. Earnest the authority to set the types and amounts of compensation for our other senior officers, including our Chief Financial Officer (with the exception of equity-based awards, which may be recommended by Mr. Earnest, but must be approved by our Board). Mr. Earnest makes his decisions about our Chief Financial Officer's compensation based on various subjective factors, including his knowledge of financial and accounting matters, his scope of authority and responsibilities, his job performance and his experience.

         We review the levels of compensation paid to our executive officers annually and make adjustments based on the foregoing factors as well as other subjective factors.

         Timing of Executive Compensation Decisions

         Annual salary reviews and adjustments and bonus awards are routinely made in December of each year at our last regularly scheduled Board meeting. Equity-based awards may be made at various times during the year. Compensation determinations may also be made at other times during the year in the case of newly hired executives or promotions of existing employees that could not be deferred until the next monthly board meeting. The Board does not time any form of compensation award, including equity-based awards, to coincide with the release of material non-public information.

         Stock Options

         Stock option awards are also set by the Board at levels believed (based on representations of our Chief Executive Officer) to be competitive with other financial institutions and to advance our goal of retaining key executives, as well as levels believed to appropriately align the interests of management with the interests of shareholders. Since options are granted with exercise prices set at fair market value of our common stock on the date of grant, executives can only benefit from the options if the price of our stock increases. The Board believes the costs to our Company of granting options as opposed to paying additional cash compensation, both in terms of the impact on earnings under the new accounting rules for options and potential dilution of the outstanding common stock, are far-outweighed by the benefits provided to us in terms of providing incentives to our executive officers to increase earnings and shareholder value. The Board does not award options every year, and did not award any in 2008.

         Employment Agreement and Retirement Benefits

         We have entered into an employment agreement with our President, Mr. Earnest, that provides, among other things, for payments to him if we terminate his employment other than for cause or in the event of disability or death, if there is a change of control of our Company, or if Mr. Earnest terminates his employment because of certain actions taken by us. This agreement is described under the caption "--Noncompetition, Severance and Employment Agreement." We have also entered into an Executive Supplemental Retirement Agreement with Mr. Earnest that provides for payments to Mr. Earnest upon his retirement, death or disability, or termination of employment after a change of control. This agreement is described under the caption "--Executive Supplemental Retirement Plan." The events set forth as triggering events for the payments in these agreements were selected because they are events similar to those provided for in many employment agreements for executive officers of financial institutions throughout South Carolina. It has become increasingly common in South Carolina for community financial institutions to provide for such payments under such conditions. We believe these types of arrangements are an important factor in attracting and retaining our executive officers by assuring them financial and employment status protections in the event control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and, thereby, can help to align their interests more closely with those of shareholders in negotiating transactions that could result in a change of control.

         Other Benefits

         We provide our executive officers with insurance benefits provided to all other employees and make contributions to our 401(k) plan on their behalf on the same basis as we make contributions for all other employees. We also provide additional life insurance coverage in an amount equal to one and one-half times annual salary at death to each of Messrs. M. Garrett, Earnest and J. Garrett.

         We also pay country club and eating club dues for our President and our Chief Executive Officer and provide each of them with an automobile for business and personal use. In addition, we encourage, and pay for our executives and their spouses, to attend banking conventions and seminars. The Board has determined that these benefits play an important role in our executive officers' business development activities on behalf of our Company.

         The Board has also determined that providing the foregoing benefits helps to retain key executives and is an important factor in keeping our executive compensation packages competitive in our market area.

         2009 Compensation Adjustments

         For 2009, the Board has increased base salaries for Messrs. Earnest and
J. Garrett to $292,163 and $99,225, respectively. Mr. M. Garrett's base salary remained unchanged at $100,000.

         Tax and Accounting Considerations

         We expense salary, bonus and incentive compensation and benefit costs as they are incurred for tax and accounting purposes. Salary, bonus and incentive compensation, and some benefit payments are taxable to the recipient as ordinary income. The tax and accounting treatment of the various elements of compensation is not a major factor in our decision making with respect to executive compensation. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible.

         Security Ownership Guidelines and Hedging of Securities

         We do not have any formal security ownership guidelines for our executive officers, but all of our executive officers beneficially own a significant number of shares. We do not have any policies regarding our executive officers' hedging the economic risk of ownership of our shares.

         Financial Restatement

         The Board of Directors does not have a policy with respect to adjusting retroactively any cash or equity based incentive compensation paid to our executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of an award or payment, or with respect to recovery of any amount determined to have been inappropriately received by an individual executive. If such a restatement were ever to occur, the Board would expect to address such matters on a case-by-case basis in light of all of the relevant circumstances.

Noncompetition, Severance and Employment Agreement

         Term and Compensation

         We have entered into a Noncompetition, Severance and Employment Agreement with Mr. Earnest. Mr. Earnest's Employment Agreement provides for his employment as our President and Chief Operating Officer. The agreement is for a rolling three year term, unless notice of termination of the rolling term is given by either party. Any party may, by notice to the others, cause the agreement to cease to extend automatically and, upon such notice, the "term" of the agreement will be the three years following the date of such notice, and the agreement will terminate upon the expiration of such term. If no such notice is given and the agreement is terminated as a result of our terminating Mr. Earnest's employment, then for the purposes of calculating any amounts payable to Mr. Earnest as a result of such termination, the remaining term of the agreement will be deemed to be three years from the date of such termination.

         The agreement provides for a base salary of at least $265,000 per year. The base salary may be increased by the Board of Directors from time to time in its discretion. The agreement also provides for payment of annual incentive bonuses determined in accordance with the terms of any incentive plans adopted by the Board of Directors, stock options at the discretion of the Board of Directors, an automobile, country club dues, and any other employee benefits we generally provide to our most highly ranking executives for so long as we provide such benefits. Other terms of the agreement include terms dealing with termination and the rights of Mr. Earnest to payments following termination after a change of control and under certain other circumstances, and noncompetition, confidentiality and related agreements.

         Termination of Employment by the Company

         The agreement provides that if we terminate Mr. Earnest's employment as a result of disability or if he dies while employed by us, we will have no obligation to make any payments to him except with respect to vested rights or benefits. The agreement provides that we may terminate Mr. Earnest's employment for cause and we will have no obligation to make any payments to him except with respect to vested rights or benefits, unless we terminate his employment for cause after a change of control.

         If we terminate Mr. Earnest's employment within 24 months following a change of control, and such termination is not for cause or as a result of disability or his death, we will be required to pay him immediately as severance the compensation and benefits discussed above under " - Term and Compensation" that would otherwise be payable over the three years subsequent to his termination.

         The agreement defines "change of control" as any of the following: (a) an acquisition (other than directly from us) of any of our voting securities by any person, or persons acting as a group, immediately after which the person or group has ownership of more than 50% of the combined voting power of our then outstanding voting securities (however, such an acquisition by us or by certain entities controlled by us, or an acquisition in connection with a merger or similar transaction subsequent to which the persons who were our shareholders immediately prior to the transaction still own at least a majority of the voting power of the surviving entity and subsequent to which the persons who were members of our Board of Directors immediately prior to the transaction continue to constitute at least a majority of the board of the surviving entity after the transaction, will not be deemed to be a change of control); (b) a majority of the individuals who were members of our Board of Directors as of the date of the employment agreement, or persons subsequently elected by a vote of at least a majority of those directors, are replaced for any reason during any twelve month period; (c) a merger, consolidation or reorganization, unless the persons who were our shareholders immediately prior to the transaction still own at least a majority of the voting power of the surviving entity after the transaction and the persons who were members of our Board of Directors immediately prior to the transaction continue to constitute at least a majority of the board of the surviving entity after the transaction; or (d) the sale or other disposition of all or substantially all of our assets (other than to one of our subsidiaries). The agreement further provides that, if Mr. Earnest's employment is terminated without cause prior to a change of control and he reasonably demonstrates that termination was at the request of a third party who indicated an intention or took steps reasonably calculated to effect a change of control and who actually effectuated a change of control, or that termination otherwise occurred in connection with, or in anticipation of, a change of control that actually occurred, then the date of the change of control with respect to Mr. Earnest will mean the date immediately prior to the date of termination of his employment.

         If we terminate Mr. Earnest's employment in the absence of a change of control, and such termination is not for cause or as a result of disability or his death, we will be required to pay him immediately as severance the compensation and benefits discussed above under " - Term and Compensation" for the remaining term of the agreement.

         Termination of Employment by Mr. Earnest

         If we materially breach the agreement and do not cure the breach within 30 days after Mr. Earnest gives us written notice of the breach, Mr. Earnest may terminate the agreement, and we will be required to pay him immediately as severance the compensation and benefits discussed above under " - Term and Compensation" that would otherwise be payable over the three years subsequent to his termination. If Mr. Earnest terminates his employment for good reason, we will be required to pay him immediately as severance the compensation and benefits discussed above under " - Term and Compensation" that would otherwise be payable over the three years subsequent to his termination.

         The agreement defines "good reason" for Mr. Earnest to terminate the agreement as: (a) a material diminution of his base compensation; (b) a material diminution of his authority, duties or responsibilities; (c) a material diminution in the authority, duties or responsibilities of the supervisors to whom he is required to report; (d) a material diminution in the budget over which he retains authority; (e) a material change in the geographic location at which he is required to perform services; or (f) any other material breach of the agreement by us.

         If Mr. Earnest terminates his employment other than as a result of our uncured material breach of the agreement or for good reason, we will have no obligation to make any payments to him except with respect to vested rights or benefits and he will be subject to the non-competition provisions of the agreement.

         Other Provisions of the Agreement

         If we terminate Mr. Earnest's employment, other than for cause or as a result of disability or his death, or if Mr. Earnest terminates his employment as a result of our material breach of the agreement or for good reason, all of his rights pursuant to awards of share grants or options granted by us will be deemed to have vested and will be released from all conditions and restrictions, except for restrictions on transfer pursuant to the Securities Act of 1933, and Mr. Earnest will be deemed to be credited with service with us and the Bank for the remaining term of the agreement for the purposes of our benefit plans and the Bank's benefit plans.

         For purposes of determining the severance payments we must make to Mr. Earnest in the event we terminate his employment other than for cause or as a result of disability or his death, or in the event Mr. Earnest terminates his employment as a result of our material breach of the agreement or for good reason, (a) the amount of annual salary will be deemed to be the annualized salary being paid immediately prior to the termination, (b) the annual amount of unfixed compensation (such as a bonus) will be deemed to be equal to the average of such compensation over the three year period immediately prior to the termination, and (c) the annual amount of benefits will be deemed to be the sum of the costs to us and the Bank of providing the benefits to him for the twelve month period ending immediately prior to the termination.

         In the event of a change of control, Mr. Earnest's stock options will all vest, even if he remains employed by us, and he will have a minimum of one year from vesting to exercise the options. If, however, such accelerated vesting or minimum exercise period would be inconsistent with the terms of the plan under which the options were issued, the plan will control.

         If any payment provided for in the agreement would, if paid, constitute a "golden parachute payment" as defined in 12 C.F.R. ss. 359.1(f) as in effect on the date the payment is due, our obligation to make such payment will be subject to an additional condition that the circumstances which cause the payment to be a "golden parachute payment" shall have ceased to exist, but such payment will become payable in full at such time as the condition is met, together with interest at the prime rate, compounded annually, from the date such payment would have been due had it not been a "golden parachute payment" until paid.

         The agreement requires Mr. Earnest to maintain the confidentiality of our confidential business information during the term of his employment with us or the Bank and for a period of 24 months following termination of his employment. If we terminate Mr. Earnest's employment for cause prior to a change of control, or if he voluntarily terminates his employment prior to a change of control, then, for a period of one year following termination, he may not engage in certain competitive activities, including: (a) accepting employment with any financial institutions in our market areas; (b) interfering with our employee and customer relationships; (c) soliciting banking business or customer relationships from our customers; (d) soliciting business on the basis of his former affiliation with us; or (e) otherwise competing, directly or indirectly, with us. If, however, Mr. Earnest's employment is terminated for any reason following a change of control, there will be no limitation on his competitive activities with us, including direct competition.

         The foregoing is merely a summary of certain provisions of the Noncompetition, Severance and Employment Agreement, and is qualified in its entirety by reference to such Agreement, which has been filed with the Securities and Exchange Commission as an Exhibit to our Form 10-K for the year ended December 31, 2007.

         Executive Supplemental Retirement Plan and Endorsement Method Split Dollar Plan Agreement

         Executive Supplemental Retirement Plan

         We have entered into an Executive Supplemental Retirement Agreement with Ronald K. Earnest, our President and Chief Operating Officer. The agreement provides for payments of benefits to Mr. Earnest commencing at his retirement at age 65, or earlier in the event of death or disability. The agreement also provides for payment of a related death benefit to his designated beneficiary.

         The agreement requires that we establish a liability reserve account (the "Pre-Retirement Account") on our books for the benefit of Mr. Earnest. Prior to his retirement, this account is to be increased or decreased each year until his retirement by the Index Retirement Benefit. "Index Retirement Benefit" is defined by the agreement as (1) the excess of (A) the aggregate annual after-tax income from the life insurance policy we have purchased to fund our obligations under the agreement over (B) the product of the amount obtained by multiplying (i) the average federal funds rate times (ii) the sum of (x) the premiums paid for the life insurance policy plus (y) the amount of any after-tax benefits paid to Mr. Earnest plus (z) the after-tax product of (i) and (ii) for all previous years, (2) divided by a factor equal to 1.05 minus the marginal tax rate. The life insurance policies we purchased have an aggregate face amount of $2,142,367 and the aggregate premiums we paid were $736,000. The period over which payments are to be made and the amount of payments varies depending upon whether Mr. Earnest's employment terminates as a result of his retirement at age 65, or his employment terminates as a result of death.

         If Mr. Earnest remains employed by us until he reaches age 65, he will be entitled to receive the balance in the Pre-Retirement Account in 15 equal annual installments beginning 30 days after his retirement. In addition to these payments and commencing in conjunction with them, Mr. Earnest will be paid the Index Retirement Benefit for each plan year after his retirement, including the remaining portion of the plan year following retirement.

         If Mr. Earnest voluntarily resigns for good reason or if we discharge him without cause prior to his reaching age 65, he will be entitled to receive 25% times the number of full years of employment with us from the date of first employment (to a maximum of 100%), times the balance in the Pre-Retirement Account payable to him in 15 equal annual installments commencing 30 days following his reaching age 65. In addition to these payments and commencing in conjunction with them, he will receive 25% times the number of full years of employment with us from the date of first employment with us (to a maximum of 100%), times the Index Retirement Benefit for each plan year subsequent to the year in which he reaches age 65, and including the remaining portion of the plan year in which he reaches age 65 until his death.

         If Mr. Earnest dies while there is a balance in his Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account will be paid in a lump sum to the individual or individuals he has designated. This payment will be made the first day of the second month following his death. If Mr. Earnest becomes disabled, and his employment is terminated because of such disability, he will immediately begin receiving the same benefits discussed above as he would receive if he had retired at age 65, even if he has not reached age 65, and he will be 100% vested in the entire benefit amount.

         If there is a change of control of our Company, and, within 24 months thereafter, Mr. Earnest terminates his employment for good reason or if we discharge him without cause prior to his reaching age 65, he will be entitled to receive the same benefits discussed above upon attaining age 65, as if he had been continuously employed by us until reaching age 65. He will also remain eligible for all death benefits provided for above.

         A "change of control"  will be deemed to have been  effected if either:
(1) voting control over more than 50% of our stock is acquired, directly or indirectly, by any person or group acting in concert; (2) our Company is merged with or into any other entity and our shareholders immediately prior to the merger own less than 50% of the combined voting power of the surviving entity; or (3) more than 50% of our assets are acquired, directly or indirectly, by any person or group acting in concert during any consecutive 12 month period.

         Although we plan to use the life insurance policy to fund our obligations under the agreement, our obligations are independent of the policy.

         Endorsement Method Split Dollar Plan Agreement

         In conjunction with the Supplemental Executive Retirement Plan, we have also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement. We are required to pay the premiums for a life insurance policy or policies on the life of Mr. Earnest. We own the policies. Upon Mr. Earnest's death, his beneficiary will be entitled to an amount equal to 80% of the net-at-risk insurance portion of the proceeds of the policy. The net-at-risk insurance portion is the total proceeds less the cash value of the policy. We will be entitled to the remainder of the proceeds. We will share with Mr. Earnest any interest due on the death proceeds on a pro rata basis.

         The foregoing is merely a summary of certain provisions of the Executive Supplemental Retirement Agreement and Endorsement Method Split Dollar Plan Agreement, and is qualified in its entirety by reference to such Agreement, which has been filed with the Securities and Exchange Commission as an Exhibit to our Form 10-K for the year ended December 31, 2007.

                Outstanding Equity Awards At 2008 Fiscal Year-End

         The following table provides information, on an award-by-award basis, about options to purchase shares of our common stock our executive officers held at the end of 2008. We have not granted any other equity based awards to our executive officers.

                                                  Option Awards

        Name                 Number           Number           Option          Option
                             of               of               Exercise        Expiration
                             Securities       Securities       Price           Date
                             Underlying       Underlying            ($)
                             Unexercised      Unexercised
                             Options          Options
                                   (#)              (#)
                              Exercisable     Unexercisable
        -----------------     -----------     -------------     -------        -----------
        Mason Y. Garrett      22,558          15,039(1)          8.64           8/19/2015
                              38,651               0             5.18           1/16/2012

        Ronald K. Earnest     22,558          15,039(1)          8.64           8/19/2015
                              38,651               0             3.58           3/21/2011

        J. B. Garrett          2,200           3,300(2)         12.27           4/19/2016
                               4,840           1,210(3)          6.08           2/18/2014
                                 600           2,400(4)         15.55           5/15/2017

(1) These options vest in increments of 7,519 shares on each of August 19, 2009 and 2010.
(2) These options vested/vest in increments of 1,100 shares on each of April 19, 2009, 2010 and 2011.
(3)  These options vested on February 18, 2008.
(4) These options vest in increments of 600 shares on each of May 15, 2009, 2010, 2011 and 2012.

1998 Stock Option Plan

         The Board of Directors believes stock options provide an excellent method to attract and retain key employees, officers and directors, and to provide them with incentives that help to closely align their interests with ours.

         The 1998 Stock Option Plan was originally adopted by the shareholders of GrandSouth Bank at the 1998 annual meeting of shareholders, and we assumed the plan upon our acquisition of the Bank. The Plan was amended at the 2005 Annual Meeting of Shareholders to increase the number of shares of our common stock reserved for issuance under the plan. The plan terminated in November, 2008, and no options were granted thereunder after that date, though outstanding options may still be exercised under the plan until their termination date. As discussed below under the caption "Proposal to Approve the GrandSouth Bancorporation 2009 Stock Option Plan," the Board has adopted a new stock option plan to replace the 1998 Plan, and is submitting the new plan to shareholders for approval at the 2009 Annual Meeting.

         The 1998 Plan, as amended, reserved a total of 856,028 shares (adjusted for stock dividends) for issuance under the plan. The plan provided for the grant of both incentive stock options and non-qualified stock options. Options have been granted pursuant to the plan to persons who were directors, officers or employees of our Company or any subsidiary at the time of grant. Non-employee directors were only eligible to be granted non-qualified stock options. The plan may be administered by the Board of Directors or a committee appointed by the Board.

         All incentive stock options have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors or the committee. Non-qualified options have such exercise prices as were determined by the Board of Directors or the committee at the time of grant. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is our employee, within three months after the date of termination of employment, or within twelve months of death or disability. Terms relating to exercisability of non-qualified options on termination of employment, death or disability are as set by the Board of Directors or the committee. The number of shares covered by outstanding options, and the exercise prices of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without our receipt of consideration, such as stock splits, stock dividends, merger, consolidation, recapitalization, and the like.

         The foregoing description is merely a summary of the 1998 Stock Option Plan and is qualified in its entirety by the terms of the plan. The plan is filed with the Securities and Exchange Commission as an appendix to the Company's Proxy Statement for the 2005 Annual Meeting of Shareholders, which is available on the Securities and Exchange Commission's website at www.sec.gov.

Temporary Limitation of Payments

         In connection with the sale of preferred stock to the United States Treasury on January 9, 2009, Messrs. M. Garrett, Earnest and J. Garrett have waived certain rights and agreed to the modification of their compensation during the period that any of the preferred stock is held by the United States Treasury in order to comply with certain provisions of the Emergency Economic Stability Act of 2008 and the regulations issued thereunder. Accordingly, some of the compensation and benefits discussed above may not be payable if the payment is due or accrues during the period that any of the preferred stock is held by the United States Treasury.

                           2008 DIRECTOR COMPENSATION

         The table below sets forth information about compensation we provided to our directors for their service to the Company and the Bank in 2008. During 2008, we paid our directors $900 for each meeting of the Board of Directors. For 2009, we have increased director fees to $950 per meeting. These payments are not contingent upon attendance at the meetings. All of our directors are also directors of our Bank, but the Bank does not pay any additional fees. We do not pay our directors who are also our executive officers for their service as directors.

                           2008 Director Compensation

       Name                             Fees            Option        Total
                                       Earned           Awards         ($)
                                         or             ($)(1)
                                       Paid in
                                        Cash
                                         ($)
       -----------------               ------            -----        ------
       Harold E. Garrett               10,800            3,113        13,913
       Michael L. Gault                10,800            3,113        13,913
       Baety O. Gross, Jr.             10,800            3,113        13,913
       S. Hunter Howard, Jr.           10,800            3,113        13,913
       S. Blanton Phillips             10,800            3,113        13,913
       J. Calhoun Pruitt, Jr.          10,800            2,736        13,536

(1) The amounts shown in this column are the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123(R), and do not represent cash payments to our directors or amounts that may be realized by them in the future. The assumptions made in valuation of option awards are set forth in
         Note 1 to our audited financial statements for the year ended December 31, 2008, which are included in our Form 10-K for the year ended December 31, 2008 and in our 2008 Annual Report to Shareholders. The grant date fair value of each option award is $2.83 per share. At December 31, 2008, each director in the table above held options to purchase a total of 5,500 shares. For each director, except Mr. Pruitt, 2,200 of these options are currently exercisable, and for Mr. Pruitt, 1,100 of these options are currently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In the ordinary course of its business, our Bank makes loans to, accepts deposits from, and provides other banking services to our directors, officers, principal shareholders, their associates and members of such persons' immediate families. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Rates paid on deposits and fees charged for other banking services, and other terms of these transactions, are also the same as those prevailing at the time for comparable transactions with other persons. The aggregate dollar amount of such loans outstanding at December 31, 2008 and 2007 was $3,963,000 and $2,427,000, respectively. None of such loans have been on non-accrual status, 90 days or more past due, or restructured at any time. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, their associates, and members of such persons' immediate families.

         From time to time, we may also enter into other types of business transactions or arrangements for services with our directors, officers, principal shareholders, or their associates and members of their immediate families. These types of transactions or services might include, among others, leases of real property and legal services. We would usually only enter into such arrangements if we determine that the prices or rates offered are comparable to those available to us from unaffiliated third parties. We do not have written policies or procedures with respect to such transactions.

         We lease a lot at the corner of South Main Street and East Knight Street in Fountain Inn, South Carolina. The lot is leased for 20 years for $9,000 a year from Blake P. Garrett, Jr., Trustee, with four five-year renewal options. Lease payments are subject to increase to reflect increases in the Consumer Price Index. Blake P. Garrett, Jr., is the brother of Mason Y. Garrett, Chairman of our Board of Directors, and the uncle of Harold E. Garrett, one of our directors. Blake P. Garrett, Jr., is trustee for the partnership which owns the property. Baety O. Gross, Jr., who is one of our directors, from time to time provides legal services to us and we expect him to continue to do so in the future. Although he has not previously done so, we also expect that J. Calhoun Pruitt, Jr., who is also one of our directors, may provide legal services to us in the future.

                               PROPOSAL TO APPROVE
              THE GRANDSOUTH BANCORPORATION 2009 STOCK OPTION PLAN

Introduction

         At the 2009 Annual Meeting, we are seeking shareholder approval of the 2009 Stock Option Plan. If the plan is approved, a total of 275,000 shares of the Company's common stock will be reserved for issuance under the plan.

         The Board of Directors believes stock options provide an excellent method to attract and retain key employees, officers, directors and other service providers, and to provide them with incentives that help to closely align their interests with those of shareholders because the options will have no value unless the price of the stock rises.

Summary Description of the 2009 Stock Option Plan

         The 2009 Plan provides for the grant of both incentive stock options and non-qualified stock options. Options may be granted pursuant to the plan to persons who are directors, officers, or employees of or any other person providing services to the Company or any subsidiary at the time of grant. At December 31, 2008, the Company and its subsidiaries had 31 employees and eight directors. Non-employee directors and other service providers are only eligible to be granted non-qualified stock options. The plan may be administered by the Board of Directors or a committee appointed by the Board.

         The Board of Directors or the committee selects the persons to receive grants under the 2009 Plan and determines the number of shares covered by options granted under the plan. All stock options granted under the plan must have an exercise price not less than the fair market value of the Common Stock at the date grant, as determined by the Board of Directors or the committee. The Board of Directors or the committee may set other terms for the exercise of the options, but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option), which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. Terms relating to exercisability of non-qualified options on termination of employment, death or disability are as set by the Board of Directors or the committee. Options will ordinarily be issued in consideration of the recipient's rendering services to the Company or a subsidiary as a director, officer, employee, or other service provider. The number of shares reserved for issuance under the plan, the number of shares covered by outstanding options, and the exercise prices of options will be adjusted by the Board of Directors in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company, such as stock splits, stock dividends, merger, consolidation, recapitalization, and the like. The Board of Directors may amend, suspend or terminate the plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the plan, materially increase the benefits accruing to participants under the plan, or materially modify the eligibility requirements under the plan without shareholder approval or ratification. The plan will terminate in 2019, and no options will be granted thereunder after that date, although options granted before the plan terminates will remain outstanding until they terminate in accordance with their terms.

         The foregoing description is merely a summary of the 2009 Stock Option Plan and is qualified in its entirety by the terms of the plan, which is attached to this proxy statement as Appendix A.

Federal Income Tax Consequences

         The following is a summary of the federal income tax rules relevant to participants in the 2009 Stock Option Plan who receive options and to us, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. The following summary relates only to the federal income tax treatment of the awards and the state, local and foreign tax consequences may be substantially different.

         Stock options granted under the plan may be either nonqualified options or incentive options for federal income tax purposes.

         Nonqualified Options

         Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified option. Upon the exercise of the nonqualified option the optionee will recognize ordinary income, equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. We will generally be entitled to a deduction equal to such ordinary income at the time that the optionee recognizes such income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the common stock on the date of exercise. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after the exercise date. We will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of common stock acquired upon an option's exercise may be used to offset capital gains.

         Incentive Stock Options

         Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock's fair market value at the time of exercise over the exercise price will be included in the optionee's alternative minimum taxable income and thereby may cause the optionee to be subject to an alternative minimum tax. The optionee will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

         In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must be employed by us continuously from the time of the option's grant until three months before the option's exercise and the optionee must not sell the shares until more than one year after the option's exercise date and more than two years after its grant date. If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain depending on whether the optionee held the stock for more than one year. Notwithstanding the foregoing, incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value of stock (determined as of the date of grant) with respect to which the options are first exercisable during any calendar year exceeds $100,000. We will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding periods have been satisfied. If the optionee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, we will be allowed a deduction corresponding to the optionee's ordinary income.

         Withholding Taxes

         Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and Social Security taxes, we may require the optionee to pay the amount we are required to withhold before delivering to the individual any shares or other payment to be received under the plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the individual.


         The foregoing description is merely a summary of federal tax laws and regulations, is qualified in its entirety by reference to such laws and regulations, and does not create any rights. Furthermore, tax consequences vary depending on the taxpayer's individual circumstances.

Equity Compensation Plan Information

         The  following  table sets forth  information  as of December  31, 2008
about  all  of  our  compensation  plans  (including   individual   compensation
arrangements) under which our equity securities are authorized for issuance.

                           Number of securities                                    Number of securities remaining
                           to be issued upon           Weighted-average            available for future issuance
                           exercise of                 exercise price of           under equity compensation plans
                           outstanding options,        outstanding options,        (excluding securities reflected
Plan Category              warrants and rights         warrants and rights         in column (a))
                                     (a)                          (b)                               (c)
----------------------     --------------------        --------------------        --------------------------------
Equity compensation                302,692                  $ 7.90                            302,692
plans approved by
security holders

Equity compensation
plans not approved by
security holders                       -0-                     -0-                                -0-
                                   -------                  ------                            -------
Total                              302,692                                                    302,692

 (1) Options issued and shares reserved pursuant to Registrant's amended 1998 Stock Option Plan. The number of shares subject to outstanding options, exercise prices and number of shares remaining available for future issuance of options have been restated to reflect the 5% stock dividends declared in January 2003 and the 10% stock dividends declared in January 2004, February 2005 and July 2006.

         As of March 31, 2009, there were outstanding under the 1998 Stock Option Plan incentive stock options to purchase 302,689 shares of the Company's common stock and no nonqualified stock options to purchase shares of the Company's common stock. Of the outstanding options, 216,898 were issued to executive officers, 86,811 were issued to other employees, and none were issued to non-employee directors or other service providers The market value of the common stock on May 1, 2009 was approximately $5.95 per share, based on the last trade reported for that date on the OTC Bulletin Board.

Board of Directors' Recommendation

         Our Board of Directors believes approval of the 2009 Stock Option Plan is in the best interests of our Company, and recommends a vote "FOR" approval of the 2009 Stock Option Plan.

     NONBINDING PROPOSAL FOR SHAREHOLDER APPROVAL OF EXECUTIVE COMPENSATION

      In February 2009, Congress enacted the American Recovery and Reinvestment Act of 2009 (the "ARRA"). The ARRA imposes a number of requirements on financial institutions, such as GrandSouth, that sold preferred stock to the United States Treasury under its Capital Purchase Program. One of the requirements is that at each annual meeting of shareholders during the period in which any of such preferred stock remains outstanding GrandSouth must permit a separate nonbinding shareholder vote to approve the compensation of certain executives.

      This proposal gives you, as a shareholder, the opportunity to vote for or against the following resolution:

      "RESOLVED, that the shareholders of GrandSouth Bancorporation (the "Company") approve the compensation of the Company's executives named in the Summary Compensation Table of the Company's Proxy Statement for the 2009 Annual Meeting of Shareholders as disclosed in the Proxy Statement, including the disclosure under the caption "Management Compensation," the tables and the related disclosure contained in the Proxy Statement."

      Because your vote is advisory, it will not be binding upon the Board and may not be construed as overruling any decision by the Board, nor to create or imply any additional fiduciary duty by the Board. However, the Board may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

      Shareholders   are   encouraged  to  carefully   review  the   "Management
Compensation" section of this proxy statement for a discussion of the Company's executive compensation program.

Board of Directors' Recommendation

      Our overall executive compensation policies and procedures are described in the tabular disclosure regarding named executive officer compensation, together with the accompanying narrative disclosure, in the "Management Compensation" section of this proxy statement.

      Our Board believes that the compensation provided to our named executive officers is reasonable compensation for their services, which have been primarily responsible for our Company's success since its inception, and asks that you demonstrate your support for our executive officers by voting FOR the resolution.

      The Board unanimously recommends you vote "FOR" the Proposal above. Proxies solicited by the Board will be voted "FOR" this proposal unless you otherwise instruct on the proxy card.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The  Board  has  selected   Elliott  Davis,   LLC,   Certified   Public
Accountants, with offices in Greenville, South Carolina, to serve as our independent certified public accountants for 2009. We expect that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by our independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2008 and 2007, and for other services rendered during such years on our behalf and on behalf of the Bank, as well as all out-of-pocket expenses incurred in connection with these services.

                                     Year Ended                 Year Ended
                                  December 31, 2008         December 31, 2007
                                  -----------------         -----------------
Audit Fees ..................          74,500                  $68,000
Audit-Related Fees ..........               -                        -
Tax Fees ....................           7,200                   10,000
All Other Fees ..............           6,345                        -
                                       ------                  -------
      Total .................          88,645                  $78,000
                                       ======                  =======

Audit Fees

         Audit fees include fees incurred for professional services rendered for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Audit-Related Fees

         Audit-related fees include fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under "Audit Fees."

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees incurred for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning.
All Other Fees

         All other fees would include fees for all other services other than those reported above.

         In making its decision to appoint Elliott Davis, LLC as our independent auditors for the fiscal year ending December 31, 2009, the Board of Directors considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Board Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Board of Directors pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Board prior to completion of the audit. The Board may delegate to one or more designated members of the Board the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Board at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Board at the first Board meeting each year. The Board subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2008, all audit and permitted non-audit services were pre-approved by the Board.

                             AUDIT COMMITTEE REPORT

         Our Audit Committee has reviewed and discussed with our management our audited financial statements for the year ended December 31, 2008. Our Audit Committee has discussed with our independent auditors, Elliott Davis, LLC, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by applicable requirements of the Public Company Accounting Oversight Board regarding Elliott Davis, LLC's communications with the Committee concerning independence, and has discussed with Elliott Davis, LLC, their independence.

         Based on their review of the consolidated financial statements and discussions with and representations from management and Elliott Davis, LLC referred to above, our Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for fiscal year 2008, for filing with the Securities and Exchange Commission.

         Michael L. Gault                    S. Blanton Phillips
         Baety O. Gross, Jr.                 J. Calhoun Pruitt, Jr.
         S. Hunter Howard, Jr.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters. If you specify a different choice on the Proxy, your shares will be voted in accordance with the specifications so made.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         You may obtain copies of our Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 2008, free of charge by requesting it in writing from Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Copies may also be downloaded from the Securities and Exchange Commission Web site at http://www.sec.gov.

                           INCORPORATION BY REFERENCE

         The Audit Committee Report shall not be deemed to be filed with the Securities and Exchange Commission, nor deemed incorporated by reference into any of our prior or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate such information by reference.

               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON WEDNESDAY, JUNE 17, 2009

         The Company's 2008 Annual Report and 2009 Proxy Statement are available via the Internet at: http://www.grandsouth.com.

                                                                      APPENDIX A



                            GRANDSOUTH BANCORPORATION

                             2009 Stock Option Plan


         1. Purpose of the Plan. The Plan shall be known as the GrandSouth Bancorporation 2009 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to directors, officers and key employees of GrandSouth Bancorporation (the "Company"), or any present or future parent or subsidiary of the Company, and to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-qualified Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of
Section 422 of the Code.

         2. Definitions. As used herein, the following definitions shall apply.

                  (a) "Award" means the grant by the Board or the Committee of an Incentive Stock Option or a Non-qualified Stock Option, or any combination thereof, as provided in the Plan.

                  (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d)  "Committee"   shall  mean  the  Stock  Option   Committee
appointed by the Board in accordance with paragraph 5(a) of the Plan.

                  (e) "Common Stock" shall mean the common stock, no par value per share, of the Company, or any successor or parent corporation thereto.

                  (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company (provided, however, in the case of Incentive Stock Options, no such leave may extend beyond 90 days unless reemployment rights are guaranteed by law), or in the case of transfers between payroll locations of the Company or between the Company and any of its Parent, its Subsidiaries or a successor.

                  (g) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  (h) "Effective Date" shall mean the date specified in Section 15 hereof.

                  (i) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  (j) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and which qualifies as an incentive stock option under Section 422 of the Code.

                  (k) "Non-qualified Stock Option" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  (l) "Option" shall mean an Incentive or Non-qualified Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  (m) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  (n) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  (o) "Parent" shall mean any present or future corporation which would be a "parent corporation" of the Company as defined in Subsections 424(e) and (g) of the Code.

                  (p) "Participant" means any officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Board or the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  (q) "Plan" shall mean the GrandSouth Bancorporation 2009 Stock Option Plan.

                  (r) "Share" shall mean one share of the Common Stock.

                  (s) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company as defined in Subsections 424(f) and (g) of the Code.

                  (t)  "Treasury   Regulation"  means  the  final  or  temporary
regulations promulgated under the Code, in effect from time to time.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall be 275,000. Such Shares shall be authorized but unissued shares of the Common Stock. Shares of Common Stock subject to Options which for any reason are terminated unexercised or expire shall again be available for issuance under the Plan.

         4. Six Month Holding Period.

         A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

         5. Administration of the Plan.

         (a) Composition of the Committee. The Plan shall be administered by the Board or a Committee appointed by the Board, which shall serve at the pleasure of the Board. Such Committee shall be constituted solely of two or more Directors who are not currently officers or employees of the Company or any of its subsidiaries, and who qualify to administer the Plan as contemplated by Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

         (b) Powers of the Committee. The Board or the Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or, in the case of the Committee, to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan. The Committee also shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Board or the Committee revoke outstanding Awards without the consent of the Participant.

         The Chairman of the Board of Directors of the Company and such other officers as shall be designated by the Board or the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the participants.

         (c)  Effect  of  Board's  or  Committee's   Decision.   All  decisions,
determinations and interpretations of the Board or the Committee shall be final and conclusive on all persons affected thereby.

         6. Eligibility. Awards may be granted to directors, officers, key employees and other persons providing a service to the Company or a Subsidiary. The Board or the Committee shall from time to time determine the directors, officers, key employees and other persons who shall be granted Awards under the Plan, the number of Options to be granted to each such director, officer, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-qualified Stock Options (provided, however, Incentive Stock Options may only be granted to persons who are employees, including officers, of the Company). In selecting

Participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Board or the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Board or the Committee may, in its sole discretion, deem relevant. Directors, officers, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Awards.

         7. Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

         8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

         (a) Option Price.

                  (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Board or the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

                  (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

         (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to him.

         (c) Term of Incentive Stock Option. The term of each Incentive Stock option granted pursuant to the Plan shall be not more ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

         (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the Continuous Employment of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three months prior to the date of exercise of any such Incentive Stock Option. The Board or the Committee may at the time of grant impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

         (e) Limitation on Options to be Exercised. The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 8(e), the Board or the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

         (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (g) Modification. An Incentive Stock Option may not be modified, extended, or renewed to the extent that such action would be treated for federal income tax purposes as the grant of a new option that is not an Incentive Stock Option.

         9. Terms and Conditions of Non-qualified Stock Options. Each Non-qualified Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Non-qualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

         (a) Option Price. The exercise price per Share of Common Stock for each Non-qualified Stock Option granted pursuant to the Plan shall be at such price as the Board or the Committee may determine in its sole discretion, provided that the exercise price may never be less than the fair market value of the Common Stock (disregarding lapse restrictions under Treasury Regulation ss. 1.83-3(i)) on the date each such Non-qualified Stock Option is granted.

         (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-qualified Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to him.

         (c) Term. The term of each Non-qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-qualified Stock Option is granted.

         (d)  Exercise  Generally.   The  Board  or  the  Committee  may  impose
additional conditions upon the right of any Participant to exercise any Non-qualified Stock Option granted hereunder which are not inconsistent with the terms of the Plan, provided that the imposition of such additional conditions shall not give rise to a modification or extension under Treasury Regulation 1.409A-1(b)(5)(v) that would trigger the imposition of tax under Section 409A or otherwise cause the Non-qualified Stock Option to provide for a deferral of compensation under Section 409A of the Code and the Treasury Regulations thereunder.

         (e) Cashless Exercise. An Optionee who has held a Non-qualified Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the exercise price plus any applicable withholding taxes to the Company. To the extent permitted by applicable law or regulation, the Board or the Committee, in its sole discretion, may permit the exercise price to be paid in previously owned shares of Common Stock.

         (f) Transferability. Any Non-qualified Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

         (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22 (e) (3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

         (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

         (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Board or the Committee, upon exercise of such Options after death of the Optionee, the Company may issue Shares or pay cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.

         (d) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-qualified Stock Options. The terms and conditions of Non-qualified Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Board or the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award; provided, however, such terms and conditions must not give rise to an impermissible acceleration of benefits under Section 409A of the Code, give rise to a modification or extension under Treasury Regulation 1.409A-1(b)(5)(v) that would trigger the imposition of tax under
Section 409A, or otherwise cause the Non-qualified Stock Option to provide for a deferral of compensation under Section 409A of the Code and the Treasury Regulations thereunder.

         12. Right of Repurchase and Restrictions on Disposition. The Board or the Committee, in its sole discretion, may include at the time of award, as a term of any Incentive Stock Option or Non-qualified Stock Option, the right (the "Repurchase Right") but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

         13. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

         (a) Adjustment. The aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, spin-off, stock split, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Company (other than Shares held by dissenting stockholders).

         (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control or imminent change in control of the Company. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Board or the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-qualified Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date. For purposes of this Section 13, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or reorganization of the Company or the consummation of any merger or reorganization whereby the Company is not the surviving entity; (iii) a change of control of the Company, as otherwise defined by Treasury Regulations ss.ss. 1.409A-3(i)(5) and -3(j); or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of 45% or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 45% of any class of securities of the Company by a tax qualified employee stock benefit plan of the Company or to a transaction which forms a holding company for the Company, if the shareholders of the Company own substantially the same proportionate interests of the stock of the holding company immediately after the transaction except for changes caused by the exercise of dissenter's rights.

The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section 13, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Company. Whether there is an imminent change in control shall be determined by the Board or the Committee. The decision of the Board or the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

         (c) Cancellation and Payment for Options in the Event of Extraordinary Corporate Action. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Board or the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                  (i) cancel any or all previously granted Options, provided that consideration is paid to the Optionee in connection therewith which consideration is sufficient to put the Optionee in as favorable a financial position as he would have been if the options had not been cancelled; and/or

                  (ii) subject to Section 13(a) and (b) above, make such other adjustments in connection with the Plan as the Board or the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

                  Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         (d) Acceleration. The Board or the Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board or the Committee makes the determination to grant such Option. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Board or the Committee.

         15. Effective Date. The Plan shall become effective upon adoption by the Board of Directors. Options may be granted prior to approval of the Plan by the stockholders of the Company if the exercise of such Options is subject to such stockholder approval.

         16.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
stockholders of the Company within twelve months before or after the date the Plan becomes effective.

         17. Modification of Options. At any time and from time to time, the Board may or may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Board or the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price, (provided, however, the exercise price shall in no event be less than the then fair market value per share of Common Stock), in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options. No such modification shall be made, however, that would give rise to a modification or extension under Treasury Regulation 1.409A-1(b)(5)(v) that would trigger the imposition of tax under Section 409A of the Code, or otherwise cause the Non-qualified Stock Option to provide for a deferral of compensation under Section 409A of the Code and the Treasury Regulations thereunder.

         18. Amendment and Termination of the Plan.

         (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares reserved for issuance under the Plan, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

         (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-qualified Stock Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

         The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares.

         As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         20. Section 409A of the Code. No Options shall be granted under this Plan, and no Shares shall be issued with respect to any Options granted under this Plan, to the extent that the grant or issuance would trigger the recognition of income under Section 409A of the Code.

         21. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         22. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Incentive or Non-qualified Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-qualified Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         23. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, except to the extent that federal law shall be deemed to apply.

         25. Compliance With Rule 16b-3. With respect to persons to whom options are granted hereunder who are subject to Section 16 of the Securities Exchange Act of 1934: (i) this Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors, (ii) all transactions involving insider-participants are subject to such conditions as are expressly set forth in the Plan, and (iii) any provision of the Plan or action by the Plan's administrators that is contrary to a condition of Rule 16b-3 shall not apply to insider-participants.

                                 REVOCABLE PROXY
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                            GRANDSOUTH BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS -Wednesday, June 17, 2009

         J. B. Garrett and Ronald K. Earnest, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on June 17, 2009, and at any adjournment thereof, as follows:

1.   Election of    [ ]  FOR all nominees listed    [ ] WITHHOLD AUTHORITY
     Directors.          below                          to vote for all nominees
                                                        listed below


               [ ] WITHHOLD  AUTHORITY only on the following nominees:__________
                   _____________________________________________________________
                   _____________________________________________________________


                    Instructions:   To  withhold   authority  to  vote  for  any
                    individual(s), write the nominee`s(s`) name(s) on the line above.

     Nominees for one year terms:  Ronald K. Earnest, Harold  E. Garrett,  Mason
                                   Y. Garrett, Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., S. Blanton Phillips and J. Calhoun Pruitt, Jr.

2.      Approval of the GrandSouth Bancorporation 2009 Stock Option Plan.


          [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

3.       Nonbinding Proposal for Shareholder Approval of Executive Compensation.

          RESOLVED, that the shareholders of GrandSouth Bancorporation (the "Company") approve the compensation of the Company's executives named in the Summary Compensation Table of the Company's Proxy Statement for the 2009 Annual Meeting of Shareholders as disclosed in the Proxy Statement, including the disclosure under the caption "Management Compensation," the tables and the related disclosure contained in the Proxy Statement.

          [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

4. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

                                                   ------------------
Please be sure to sign and date                    Date
this Proxy in the box below.

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Shareholder sign above           Co-holder (if any) sign above